MET INVESTORS SERIES TRUST

                       SUPPLEMENT DATED AUGUST 19, 2008 TO
                         PROSPECTUS DATED APRIL 28, 2008

     This Supplement is made as of August 19, 2008 to the Prospectus of Met Investors Series Trust (the "Trust") dated April 28, 2008.

     Effective August 19, 2008, the information appearing in the "Your Investment--Shareholder Information" section of the Prospectus regarding the Disclosure of Portfolio Holdings is replaced in its entirety with the following:

Disclosure of Portfolio Holdings

Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more of the websites of the Insurance Companies (including www.metlifeinvestors.com):
(i) the ten largest holdings of each Portfolio; (ii) complete portfolio holdings for each Portfolio; and (iii) the percentage of each Portfolio's net assets that each of the ten largest holdings represents. Generally, the information posted will be the holdings information as of the end of the last calendar quarter end. Subject to limited exceptions, the information regarding each Portfolio's ten largest holdings will be posted on or about ten (10) business days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter) and each Portfolio's complete holdings will be posted on or about thirty (30) calendar days following the end of each calendar quarter (but generally not later than the tenth business day of the second month following the end of the calendar quarter). Notwithstanding the above, the MetLife Asset Allocation Portfolios post a complete list of their holdings generally on or about ten (10) business days following the end of each calendar quarter.

Each Portfolio may exclude any information when doing so is deemed in the Portfolio's best interest. Information will generally remain posted until it is replaced by more recent information. For these purposes, a Portfolio's ten largest portfolio holdings are not considered to include swaps, futures, or forward currency transactions or transactions transmitted to the Trust's custodian after certain established cut-off times.

A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.